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                               SEMI-ANNUAL REPORT









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                            Electric City Value Fund

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                                February 29, 2000

================================================================================
ELECTRIC CITY VALUE FUND
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                                                          LETTER TO SHAREHOLDERS
                                                                  APRIL 26, 2000
To Our Shareholders:

Thank you!

This is the first shareholder letter that I have had the privilege to write since the Electric City Value Fund's inception. I would be remiss if I did not take this opportunity to thank you for placing your trust in us by investing in the Fund during its first few months of operation. We hope that in the years to follow we will be able to repay your trust by achieving our objective of building shareholder wealth.

Portfolio Summary and Performance History

On February 29, 2000 we had 29 holdings in the fund, in addition to cash and equivalents. A complete list of the fund's holdings is available for your review on the accompanying Schedule of Investments.

Since the fund's inception through its semi-annual period ending February 29, 2000 the fund depreciated by 1.80% versus a loss of 6.58% for the Standard & Poor's 500 Index. Through April 25, 2000 the fund appreciated by 5.70% versus a gain of 0.92% for the Standard & Poor's 500 Index.

In future correspondence we will examine some of the many stock indices that are available and determine which are most appropriate for us to use as benchmarks. We will not be regularly comparing ourselves to the NASDAQ (even though we are outperforming it since our inception)! This is a good transition to the question:

Bull Market! What Bull Market?

Since the inception of the Fund through February 29, 2000, the major stock market indices (Standard & Poor's 500, Dow Jones Industrial Average, NASDAQ Composite) and the companies that they contain continued to perform in a strange manner, as they have since late 1998. It has been a very narrow advance with the major indices up substantially during 1999, while the majority of publicly traded companies were down in value.

In general, newer companies with minimal revenues and no earnings, or even losses, far outperformed boring old companies that have substantial revenues and actually make money. Many speculators and aggressive investors have done very well in this short-term oriented, momentum based market. Conservative and prudent investors have typically not fared as well.

Will these wide disparities in performance continue? We think not. In fact, basic economics and common sense dictate that they cannot. We just don't know when the pendulum will swing the other way.

Recently, since early March, the market has broadened out significantly. Much air has been let out of the "new economy" bubble and "old economy" stocks have shown signs of life. Whether this healthy process continues or is just a temporary phenomenon, no one knows.

However, for the types of shareholders we are interested in working for, the question isn't when the pendulum will swing in either direction. Obviously, it will swing back and forth in an entirely unpredictable manner.

The more appropriate question is: "How can I build wealth in a manner which is likely to succeed in the long term, is prudent and will allow me to sleep well at night."

Which leads to the question:

Why in the world would you start a "value" mutual fund now?

The "flavor of the month" approach that the mutual fund industry uses to start new funds and many investors use to decide what funds to switch into or invest new money in just doesn't appeal to us. It also doesn't make much sense in the long run, except from a sales and marketing perspective. More people probably ignore the statement "past performance is not indicative of future results" than the warning label on tobacco products!

Our contrarian inclination to "buy straw hats in the winter" is part of the reason that we believe that now is an opportune time to start a "value" mutual fund. We are having no problem identifying attractively priced companies for investment on your behalf.

The value style of investment management has been out of favor and much maligned during the past couple of years. Even Warren Buffet, probably the most successful and well-known value investor, has been receiving bad press lately!

If you don't know who Warren Buffett is, then call Berkshire Hathaway, Inc. at 402-346-1400 and ask for an annual report, or go to www.berkshirehathaway.com and review his recent Chairman's Letters. They are very informative and often entertaining. The Electric City Value Fund owns Berkshire Hathaway Class B shares.

The main reason for starting the Electric City Value Fund is that we believe that being an owner of a prudently managed group of companies which are purchased at an attractive price is still, and always will be, a great way to build wealth.

Communication

Investing can be emotional, but reacting to emotion rather than focusing on fundamentals can be hazardous to your wealth. In addition to our goal of building shareholder wealth, we are dedicated to communicating with our shareholders in a manner which will be informative and enhance the likelihood that their investment decisions are aligned with their investment objectives and life goals.

Please don't hesitate to call us if you have any questions about your account or want to discuss the fund. Our Shareholder Services Department can be reached by calling 1-800-453-6556. I can be reached at 518-370-0289.

Again, we appreciate your trust and confidence.



James W. Denny
Portfolio Manager
Electric City Value Fund

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================================================================================
Electric City Value Fund
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                                                         Schedule of Investments
                                                              February  29, 2000

-----------------------------------------------------------------------------------------
 Shares/Principal Amount                                    Market Value     % of Assets
-----------------------------------------------------------------------------------------
 COMMON STOCKS
 Commercial Economic, Sociological Research
        135 Dun & Bradstreet                                      3,535            2.12%
                                                         --------------------
 Commercial Printing, Lithographic
        200 Valassis Communications *                             5,537            3.32%
                                                         --------------------
 Computer Peripheral Equipment
        175 Seagate Technology *                                  8,728            5.23%
                                                         --------------------
 Computers and Computer Peripheral Equipment and
 Software
        700 ATEC Group *                                          3,063            1.84%
                                                         --------------------
 Deep Sea Foreign Transportation
        200 Alexander & Baldwin                                   4,093            2.45%
                                                         --------------------
 Department Stores
        200 BJ's Wholesale Club *                                 6,200            3.72%
                                                         --------------------
 Electronic Coils, Transformers, and Other
 Conductors
        210 Bel Fuse Class B                                      3,806            2.28%
                                                         --------------------
 Fire, Marine, and Casualty Insurance
         75 Chubb                                                 3,689            2.21%
          3 Berkshire Hathaway Class B *                          4,320            2.59%
                                                         --------------------      -----
                                                                  8,009            4.80%
 Footwear
        800 Stride Rite                                           4,400            2.64%
                                                         --------------------
 Grocery Stores
        700 Grand Union *                                         3,500            2.10%
                                                         --------------------
 Hobby, Toy, and Game Shops
        340 Toys-R-Us *                                           4,208            2.52%
                                                         --------------------
 Home Health Care Services
        100 Hooper Holmes                                         3,075            1.84%
                                                         --------------------
 Investment Advice
      1,000 Lexington Global Asset Managers *                     8,500            5.10%
        200 United Asset Management                               2,988            1.79%
                                                         --------------------      -----
                                                                 11,488            6.89%
 Lace and Warp Knit Fabric Mills
        400 Fab Industries                                        4,700            2.82%
                                                         --------------------
 Motion Picture and Video Tape Production
        170 Disney (Walt)                                         5,695            3.41%
                                                         --------------------

 Motor Vehicles and Passenger Car Bodies
        100 General Motors                                        7,606            4.56%
                                                         --------------------
 Natural, Processed, and Imitation Cheese
      1,200 Galaxy Foods *                                        4,575            2.74%
                                                         --------------------
 Pharmaceutical Preperations
        150 Abbott Laboratories                                   4,913            2.95%
         70 Merck                                                 4,309            2.58%
                                                         --------------------      -----
                                                                  9,222            5.53%
   Radio-TV Broadcasting
        200 Regent Communications *                               2,374            1.42%
                                                         --------------------
 Stationary Stores
        800 OfficeMax *                                           5,650            3.39%
                                                         --------------------
 Telephone Communications
         70 GTE                                                   4,130            2.48%
        125 Southwestern Bell                                     4,750            2.85%
         80 Telefonos De Mexico ADS                               5,260            3.15%
                                                         --------------------      -----
                                                                 14,140            8.48%
 Real Estate
        325 Tejon Ranch                                           8,166            4.90%
                                                         --------------------
 Women's Misses' and Juniors' Outerwear
        200 Liz Claiborne                                         7,488            4.49%
                                                         --------------------

 Total for Common Stock                                         139,258           83.49%

 Closed-End Funds
      1,500 Oppenheimer Multi-Sector                             11,250            6.75%
                                                         ------------------
 Cash and Equivalents
      7,506 Firstar Treasury Fund 4.90%                           7,506            4.50%
                                                         --------------------

            Total Investments (cost $163,019)                   158,014           94.74%

            Other Assets Less Liabilities                         8,775            5.26%

            Net Assets                                          166,789          100.00%

================================================================================
Electric City Value Fund
================================================================================

Statement of Assets and Liabilities
     February 29, 2000

Assets:
     Investment Securities at Market Value                            $ 158,014
          (Identified Cost - 163,019)
     Cash                                                                23,505
     Receivables:
          Dividends and Interest                                            383
                                                                      ---------
               Total Assets                                             181,902
Liabilities
     Accrued Expenses                                                       353
     Due for Securities Purchased                                        14,760
                                                                      ---------
               Total Liabilities                                         15,113

Net Assets                                                             $166,789
Net Assets Consist of:
     Capital Paid In                                                    169,005
     Accumulated Undistributed Net Investment Income                        183
     Accumulated Undistributed Realized Gain (Loss) on Investments - Net 2,606 Unrealized Depreciation in Value
          of Investments Based on Identified Cost - Net                  (5,005)
                                                                      ---------
Net Assets, for 16,984 Shares Outstanding                             $ 166,789
                                                                      ---------
Net Asset Value and Redemption Price
     Per Share ($166,789/16,984 shares)                                    9.82
Offering Price Per Share                                                   9.82

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 Electric City Value Fund
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 Statement of Operations
 For the period of Dec 30, 1999 (commencement of operations) through Feb 29, 2000

Investment Income:
     Dividends                                                              291
     Interest                                                               245
                                                                      ---------
          Total Investment Income                                           536
Expenses
     Management Fees (Note 2)                                               203
     Administrative Fees                                                    150
                                                                      ---------
          Total Expenses                                                    353

Net Investment Income                                                       183

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                  2,606
     Unrealized Appreciation (Depreciation) on Investments               (5,005)
                                                                      ---------
Net Realized and Unrealized Gain (Loss) on Investments                   (2,399)


Net Increase (Decrease) in Net Assets from Operations                    (2,216)

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Electric City Value Fund
================================================================================

Statement of Changes in Net Assets                                   12/30/1999*
                                                                              to
                                                                         2/29/00
From Operations:
     Net Investment Income                                                  183
     Net Realized Gain (Loss) on Investments                              2,606
     Net Unrealized Appreciation (Depreciation)                          (5,005)
                                                                      ---------
     Increase (Decrease) in Net Assets from Operations                   (2,216)

From Distributions to Shareholders
     Net Investment Income                                                    0
     Net Realized Gain (Loss) from Security Transactions                      0
                                                                      ---------
     Net  Increase (Decrease) from Distributions                              0

From Capital Share Transactions:
     Proceeds From Sale of Shares                                        69,005
     Shares Issued on Reinvestment of Dividends                               0
     Cost of Shares Redeemed                                                  0
                                                                      ---------
Net Increase from Shareholder Activity                                   69,005

Net Increase  in Net Assets                                              66,789

Net Assets at Beginning of Period                                       100,000
Net Assets at End of Period (including accumulated undistributed net
     investment income of $183)                                         166,789
                                                                      ---------
Share Transactions:
     Issued                                                               6,984
     Reinvested                                                             -
     Redeemed                                                               -
                                                                      ---------
Net increase (decrease) in shares                                         6,984
Shares outstanding beginning of period                                   10,000
Shares outstanding end of period                                         16,984

*commencement of operations

================================================================================
 Electric City Value Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:        12/30/1999**
                                                                              to
                                                                         2/29/00
Net Asset Value -
     Beginning of Period                                                  10.00
Net Investment Income                                                      0.01
Net Gains or Losses on Securities
     (realized and unrealized)                                            (0.19)
                                                                         ------
Total from Investment Operations                                          (0.18)
Dividends
     (from net investment income)                                          0.00
Distributions (from capital gains)                                         0.00
Return of Capital                                                          0.00
                                                                         ------
     Total Distributions                                                   0.00
Net Asset Value -
     End of Period                                                         9.82
Total Return                                                              -1.80%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      167

Ratio of Expenses to Average Net Assets *                                  1.65%
Ratio of Net Income to Average Net Assets *                                0.85%
Portfolio Turnover Rate *                                                 29.98%

* Annualized
** commencement of operations.

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ELECTRIC CITY VALUE FUND
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                                                   NOTES TO FINANCIAL STATEMENTS
                                                               FEBRUARY 29, 2000







  1.)SIGNIFICANT ACCOUNTING POLICIES
     Electric City Funds Inc. is an open-end management investment company. The Company was organized in Maryland as a corporation and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust, which series has been designated as Electric City Value Fund (the "Fund"). The Fund's primary investment objective is to build shareholder wealth by maximizing the Total Return of the Fund's portfolio. Total Return is derived by combining the total changes in the principal value of all the Fund's investment with the total dividends and interest paid to the fund. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     SECURITY TRANSACTION TIMING:
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Mohawk Asset Management, Inc. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.95% for investment adviser services and a fee equal to an annual average rate of 0.70% for administrative fees. As a result of the above calculation, for the period of December 30, 1999 (commencement of operations) through February 29, 2000, the advisor received management fees totaling $203 and administrative fees totaling $150.

  3.)RELATED PARTY TRANSACTIONS
     Control persons of Mohawk Asset Management, Inc. (the "Advisor") also serve as directors of the Company. These individuals receive benefits from the Advisor resulting from management fees paid to the Advisor of the Fund.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At February 29, 2000, the Company was authorized to issue 100,000,000 shares of capital stock ($.0001 par value). The Company has classified and registered for sale up to 25,000,000 shares of the Fund. Paid in capital at February 29,2000 was $169,005.

  5.)PURCHASES AND SALES OF SECURITIES
     During the year ending February 29, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $157,012 and $4,106 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at February 29, 2000 was the same as identified cost. At February 29, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

         Appreciation       (Depreciation)       Net Appreciation (Depreciation)
            6,850              (11,855)                      (5,005)

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--------------------------------------------------------------------------------
                               Board of Directors
                                 James W. Denney
                                 Bill R. Werner
                                Michael J. Massey
                              Albert P. Jurczynski
                                Joseph D. Condon

                               Investment Adviser
                          Mohawk Asset Management, Inc.
                             One North Church Street
                              Schenectady, NY 12305

                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114

                                    Custodian
                               Firstar Bank, N.A.
                                 P.O. Box 640994
                           Cincinnati, Ohio 45264-0994

                                     Counsel
                           David Jones & Assoc., P.C.
                           4747 Research Forest Drive
                                 Suite 180, #303
                             The Woodlands, TX 77381

                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145

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